================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 1, 2003


                          LEXICON GENETICS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                          000-30111                     76-0474169
(STATE OR OTHER JURISDICTION OF       (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                                      IDENTIFICATION NUMBER)


                          8800 TECHNOLOGY FOREST PLACE
                           THE WOODLANDS, TEXAS 77381
                         (ADDRESS OF PRINCIPAL EXECUTIVE
                              OFFICES AND ZIP CODE)


                                 (281) 863-3000
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


================================================================================

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits


  EXHIBIT NO.                         DESCRIPTION
  -----------                         -----------
      99.1        --   Press Release of Lexicon Genetics Incorporated dated
                       May 1, 2003


ITEM 9.  REGULATION FD DISCLOSURE

         The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

         On May 1, 2003, we issued a press release to report our financial results for the quarter ended March 31, 2003. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

         In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached to this Form 8-K are being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item
12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             LEXICON GENETICS INCORPORATED


Date: May 1, 2003                            By: /s/ JEFFREY L. WADE
                                                 -------------------------------
                                                 Jeffrey L. Wade
                                                 Executive Vice President and
                                                 General Counsel

                                INDEX TO EXHIBITS


  EXHIBIT NO.                       DESCRIPTION
  -----------                       -----------
      99.1        --   Press Release of Lexicon Genetics Incorporated dated May 1, 2003